SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 2004


                 Trust Certificates (TRUCs), Series 2001-1 Trust
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                     333-58504-01          13-7295550
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission       (I.R.S. employee
     of incorporation)                 file number)       identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                                   10005
-------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

===============================================================================

Item 8.01 Other Events.
=======================

On September 15, 2004 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01   Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits.

            99.1 Trustee's Report in respect of the September 15, 2004 Distribution Date

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Trust Certificates (TRUCs), Series 2001-1 Trust
                               By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-1 Trust


                               By: /s/ Stacey A. Pagliaro
                                   ----------------------

                               Name:  Stacey A. Pagliaro
                               Title:  Assistant Vice President


Dated: September 15, 2004

                                  EXHIBIT INDEX

Exhibit                                                               Page
-------                                                               ----

99.1       Trustee's Report in respect of the September 15, 2004         5
           Distribution Date